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                                                                      EXHIBIT 21

                           UNION PLANTERS CORPORATION
                         SUBSIDIARIES OF THE REGISTRANT


                                                                              State or Jurisdiction Under       Percentage of Voting
             Name of Registrant and Subsidiaries                                Laws of Which Organized           Securities Owned
             -----------------------------------                              --------------------------        --------------------
Union Planters Corporation (Registrant)                                                  Tennessee
   Franklin Financial Group, Inc. (a)                                                    Tennessee                    100.00%
      Union Planters Bank of the Lakeway Area (f)                                        Tennessee                    100.00%
   FundsXpress (a)                                                                        Delaware                      9.20%
   Guardian Realty Company (a &g)                                                         Alabama                     100.00%
   Tennessee Equity Mortgage Corporation (a & g)                                         Tennessee                    100.00%
   Union Planters Capital Trust A (a)                                                     Delaware                    100.00%
   Union Planters Investment Advisors, Inc. (a)                                          Tennessee                    100.00%
   Union Planters Holding Corporation (a)                                                Tennessee                    100.00%
      Peoples First Acquisition Corp. (b & g)                                             Kentucky                    100.00%
      Union Planters Bank, National Association (b)                                    United States                  100.00%
       CID Holding Company (c)                                                           Tennessee                    100.00%
        Colonial Loan Association (c)                                                    Tennessee                    100.00%
        First Service Corporation, Inc. (c)                                                Texas                      100.00%
        Jefferson Financial Corporation (c)                                                Texas                      100.00%
        Jefferson Financial, Inc. (c)                                                     Missouri                    100.00%
        Jefferson Heritage Mortgage Company (c)                                           Missouri                    100.00%
        Leader Federal Mortgage, Inc. (c & g)                                            Tennessee                    100.00%
        Leader Funding Corporation III (c)                                                Delaware                    100.00%
        Leader Holding Co., LLC (c)                                                      Tennessee                    100.00%
        Leader Leasing, Inc.(c)                                                           Delaware                    100.00%
        Magna Data Services, Inc. (c)                                                     Illinois                    100.00%
        Millcreek Development Partnership, LP (c)                                        Tennessee                     49.50%
        PFIC Corporation (c)                                                             Tennessee                    100.00%
         Navigator Agency Incorporated (e)                                                 Texas                      100.00%
          PFIC Agency New Mexico, Inc. (e)                                               New Mexico                   100.00%
          PFIC Agency, Inc, dba Union Planters Insurance Agency, Inc. (e)                 Illinois                    100.00%
          PFIC Alabama Agency, Inc. (e)                                                   Alabama                     100.00%
          PFIC Arizona Agency, Inc. (e)                                                   Arizona                     100.00%
          PFIC Arkansas Agency, Inc. (e)                                                  Arkansas                    100.00%
          PFIC Corporation of Kentucky (e)                                                Kentucky                    100.00%
          PFIC Florida Agency, Inc. (e)                                                   Florida                     100.00%
          PFIC Georgia Agency, Inc. (e)                                                   Georgia                     100.00%
          PFIC Indiana Agency, Inc. dba Union Planters Insurance Agency (e)               Indiana                     100.00%
          PFIC Iowa Agency, Inc. (e)                                                        Iowa                      100.00%
          PFIC Louisiana Agency, Inc. (e)                                                Louisiana                    100.00%
          PFIC Michigan Agency, Inc. (e)                                                  Michigan                    100.00%
          PFIC Mississippi Agency, Inc. (e)                                             Mississippi                   100.00%
          PFIC Missouri Agency, Inc. dba Union Planters Insurance Agency (e)              Missouri                    100.00%
          PFIC New York Agency, Inc. (e)                                                  New York                    100.00%
          PFIC North Carolina Agency, Inc. (e)                                         North Carolina                 100.00%
          PFIC Ohio Agency, Inc. (e)                                                        Ohio                      100.00%
          PFIC Oregon Agency, Inc. (e)                                                     Oregon                     100.00%
          PFIC Pennsylvania Agency, Inc. (e)                                            Pennsylvania                  100.00%
          PFIC Tennessee Agency, Inc. (e)                                                Tennessee                    100.00%
          PFIC Virginia Agency, Inc. (e)                                                  Virginia                    100.00%
          PFIC Wisconsin Agency, Inc. (e)                                                Wisconsin                    100.00%
          PFIC Securities Corporation (e)                                                Tennessee                    100.00%
          Union Planters Insurance Agency, Inc. (e)                                       Alabama                     100.00%
          Union Planters Insurance Agency, Inc. (e)                                       Arkansas                    100.00%
          Union Planters Insurance Agency of Florida, Inc. (e)                            Florida                     100.00%
          Union Planters Insurance Agency of Georgia, Inc. (e)                            Georgia                     100.00%
          Union Planters Insurance Agency, Inc. (e)                                         Iowa                      100.00%
          Union Planters Insurance Agency, Inc. (e)                                     Mississippi                   100.00%
          Union Planters Insurance Agency, Inc.  (e)                                   North Carolina                 100.00%
          Union Planters Insurance Agency, Inc. (e)                                      Tennessee                    100.00%
                MarTech, Inc. (s)                                                           Ohio                       22.00%
          Union Planters Insurance Agency of Texas (e)                                     Texas                      100.00%
         Planters Enterprise Holding, Inc. (c)                                            Illinois                    100.00%
          Planters Enterprise of Illinois, Inc. (cc)                                      Illinois                    100.00%
               Capital Factors Holding, Inc. (dd)                                         Florida                     100.00%
                  CF One, Inc. (j)                                                        Delaware                    100.00%



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

                  Capital Factors, Inc. (j)                                               Florida                     100.00%
                     CF Funding Corp. (k)                                                 Delaware                    100.00%
                     Capital Tempfunds, Inc. (k)                                       North Carolina                 100.00%
                 CF Investor Corp. (j)                                                    Delaware                    100.00%
                     CF Two, LLC (l)                                                      Delaware                    100.00%
         Planters Holdings Inc. (c)                                                       Missouri                    100.00%
         Quatre Corp. (c)                                                                 Missouri                    100.00%
         Strategic Outsourcing, Inc. (c)                                                  Delaware                    100.00%
            Affiliated Risk Management, Inc. (ARM) (h)                                 North Carolina                 100.00%
            ALSUB-35, Inc. (h)                                                            Alabama                     100.00%
            ALSUB-36, Inc. (h)                                                            Alabama                     100.00%
            Amlease Corporation (h)                                                       Delaware                    100.00%
               Patio Shack, Inc. (q & g)                                                  Florida                     100.00%
               ATS of PA, Inc. (q & g)                                                  Pennsylvania                  100.00%
               Amlease of PA, Inc. (q & g)                                              Pennsylvania                  100.00%
            AZSUB-49, Inc. (h)                                                            Arizona                     100.00%
            AZSUB-51, Inc. (h)                                                            Arizona                     100.00%
            CASUB-56 Inc. (h)                                                            California                   100.00%
            CASUB-60 Inc. (h)                                                            California                   100.00%
            COSUB-58 Inc. (h)                                                             Colorado                    100.00%
            EOI Inc. of FL (h & g)                                                        Florida                     100.00%
            EOI, Inc. (h)                                                                 Georgia                     100.00%
            FLSUB-34, Inc. (h)                                                            Florida                     100.00%
            FLSUB-37, Inc. (h)                                                            Florida                     100.00%
            FLSUB-38, Inc. (h)                                                            Florida                     100.00%
            FLSUB-43, Inc. (h)                                                            Florida                     100.00%
            FLSUB-44, Inc. (h)                                                            Florida                     100.00%
            GASUB-45, Inc. (h)                                                            Georgia                     100.00%
            GASUB-53, Inc. (h)                                                            Georgia                     100.00%
            ILSUB-42, Inc. (h)                                                            Illinois                    100.00%
            INSUB-48, Inc. (h)                                                            Indiana                     100.00%
            KSSUB-57 Inc. (h)                                                              Kansas                     100.00%
            MOSUB-40, Inc. (h)                                                            Missouri                    100.00%
            MOSUB-47, Inc. (h)                                                            Missouri                    100.00%
            NCSUB-46, Inc. (h)                                                         North Carolina                 100.00%
            NCSUB-50, Inc. (h)                                                         North Carolina                 100.00%
            NCSUB-52, Inc. (h)                                                         North Carolina                 100.00%
            NYSUB-54 Inc. (h)                                                             New York                    100.00%
            NYSUB-55 Inc. (h)                                                             New York                    100.00%
   TNSUB-33, Inc. (h)                                                                    Tennessee                    100.00%
   TXSUB-59 Inc. (h)                                                                       Texas                      100.00%
   WISUB-39, Inc. (h)                                                                    Wisconsin                    100.00%
            WISUB-41, Inc. (h)                                                           Wisconsin                    100.00%
   Outsource Management, Inc. (h)                                                         Illinois                    100.00%
            Real Solutions, Inc. (h)                                                      Arizona                     100.00%
            SOI of AR, Inc. (h)                                                           Arkansas                    100.00%
   SOI-15 of NC, Inc. (h)                                                              North Carolina                 100.00%
            SOI-16 of TN, Inc. (h)                                                       Tennessee                    100.00%
            SOI-17 of TN, Inc. (h)                                                       Tennessee                    100.00%
            SOI-18 of NC, Inc. (h)                                                     North Carolina                 100.00%
            SOI-19 of FL, Inc. (h)                                                        Florida                     100.00%
            SOI-21 of Oklahoma (h)                                                        Oklahoma                    100.00%
            SOI-22 of North Carolina (h)                                               North Carolina                 100.00%
            SOI-23 of Florida (h)                                                         Florida                     100.00%
            SOI-24 of Arkansas (h)                                                        Arkansas                    100.00%
            SOI-25 of North Carolina (h)                                               North Carolina                 100.00%
            SOI-27 of CA, Inc. (h)                                                       California                   100.00%
            SOI-28 of TX, Inc. (h)                                                         Texas                      100.00%
            SOI-29 of AR, Inc. (h)                                                        Arkansas                    100.00%
            SOI-30 of TX, Inc. (h)                                                         Texas                      100.00%
            SOI-31 of AR, Inc. (h)                                                        Arkansas                    100.00%
            SOI-32 of TN, Inc. (h)                                                       Tennessee                    100.00%
            Strategic Outsourcing Inc. of FL (h)                                          Florida                     100.00%
            Summit Services, Inc. (h)                                                    New Jersey                   100.00%
               SOI of GA, Inc. (i)                                                        Georgia                     100.00%
               Summit Resource Services, Inc. (i)                                         Georgia                     100.00%
            Summit Services of Georgia, Inc. (h)                                          Georgia                     100.00%
            Summit Services of Tennessee, Inc. (h)                                        Delaware                    100.00%
               David R. Williams Builders, Inc. (m & g)                                  Tennessee                    100.00%
            VJ Reservations Services, Inc. (h & g)                                     North Carolina                 100.00%



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
         TFB Properties, Inc. (c)                                                         Florida                     100.00%
         Union Planters Community Foundation                                             Tennessee                    100.00%
         Union Planters Mortgage Finance Corporation (c)                                  Delaware                    100.00%
         Union Planters Home Equity Corporation (c)                                       Delaware                    100.00%
         Union Planters Hong Kong, Inc. (c)                                              Tennessee                    100.00%
            Union Planters Hong Kong Trade Services Limited (y)                  Peoples' Republic of China           100.00%
         Union Planters Mortgage, Inc. (c)                                              Mississippi                   100.00%
         UP Investments LP (c)                                                           Tennessee                    100.00%
         UPBNA Holdings, Inc. (c)                                                         Delaware                    100.00%
            UPB Holdings, Inc. (z)                                                        Delaware                    100.00%
               UP REIT Holdings, Inc. (aa)                                                Delaware                    100.00%
                  Union Planters Preferred Funding Corp. (bb)                             Delaware                    100.00%
                     Union Planters Preferred Funding II Corp. (x)                        Delaware                    100.00%
               UPB Investments, Inc. (aa)                                                Tennessee                    100.00%
                  MICB, Inc. (p)                                                          Delaware                    100.00%
                  UPIB, Inc. (p)                                                          Delaware                    100.00%
         UPTENCO, Inc. (c)                                                               Tennessee                    100.00%
            UPARTCO LP (u)                                                               Tennessee                     98.98%
               UPTEN LLC (v)                                                             Tennessee                     99.99%
                  UP Mortgages GP (w)                                                     Florida                      99.00%


(a)   Subsidiary of Union Planters Corporation
(b)   Subsidiary of Union Planters Holding Corporation
(c)   Subsidiary of Union Planters Bank, National Association
(e)   Subsidiary of PFIC Corporation
(f)   Subsidiary of Franklin Financial Group
(g)   Inactive subsidiary
(h)   Subsidiary of Strategic Outsourcing, Inc.
(i)   Subsidiary of Summit Services, Inc.
(j)   Subsidiary of Capital Factors Holding, Inc.
(k)   Subsidiary of Capital Factors, Inc.
(l)   Subsidiary of CF Investor Corp.
(m)   Subsidiary of Summit Services of Tennessee, Inc.
(p)   Subsidiary of UPB Investments, Inc.
(q)   Subsidiary of Amlease Corporation
(s)   Subsidiary of Union Planters Insurance Agency, Inc.
(u)   Subsidiary of UPTENCO, Inc.
(v)   Subsidiary of UPARTCO, LLC
(w)   Subsidiary of UPTEN, LLC
(x)   Subsidiary of Union Planters Preferred Funding Corp.
(y)   Subsidiary of Union Planters Hong Kong, Inc.
(z)   Subsidiary of UPBNA Holdings, Inc.
(aa)  Subsidiary of UPB Holdings, Inc.
(bb)  Subsidiary of UP REIT Holdings, Inc.
(cc)  Subsidiary of Planters Enterprise Holding, Inc.
(dd)  Subsidiary of Planters Enterprise of Illinois, Inc.